EXHIBIT 1

                        Asset Securitization Corporation
                                Series 1997-MDVII
                                  $500,300,000

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                                                   Preliminary-Subject to Change
                                  The Offering

                         $ 500,300,000 - AAA to BBB bonds

                                 Loans:   7 - 100% Locked Out
                              Servicer:   AMRESCO
                            Properties:   72
                       Geographic Div.:   19 states (28% NJ, 28% CA, 12% FL)
                        Property Types:   4 (Retail, Hotel, Office,Credit Lease)

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                                                   Preliminary-Subject to Change

                                    The Loans

                Cutoff
                  Loan                                                                               Balloon   Lockout    Eff.
Property         Amount         Type      Props     NCF         Rate      Amort   DSCR      LTV        LTV      Term      Term
------------------------------------------------------------------------------------------------------------------------------
G & L Pool       35,000,000     Medical     4       5,056,283    8.49%     300    1.50       68%                 120       120
                                Office
------------------------------------------------------------------------------------------------------------------------------
Design Center    40,000,000     Retail      1       7,941,617    7.47%     300    2.22       41%                 120       120
of the Americas
------------------------------------------------------------------------------------------------------------------------------
Ins. Co of the   25,277,000     Office/Net  1       2,466,551    8.00%     240    N/A        N/A                 120       120
West Office Ctr.                Lease
------------------------------------------------------------------------------------------------------------------------------
M & H Pool       58,400,000     Retail      6       9,001,617    7.50%     360    1.84       49%                 120       120
------------------------------------------------------------------------------------------------------------------------------
Innkeepers Pool  42,000,000     Ltd/Ext     9       9,320,904    8.15%     240    2.19       47%                 120       120
                                Stay
                                Hotels
------------------------------------------------------------------------------------------------------------------------------
101 Hudson       135,000,000    Office      1      20,495,199    7.92%     300    1.65       57%                 120       120
------------------------------------------------------------------------------------------------------------------------------
Fairfield Inns   165,400,000    Ltd        50      27,624,104    8.40%     240    1.62       61%                 120       120
                                Service
                                Hotels
------------------------------------------------------------------------------------------------------------------------------
          Total: 500,300,000               72      81,806,275    8.06%     279    1.74       58%                 120       120

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                            Borrower Diversification

                                                   Preliminary-Subject to Change


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]


Fairfield Inns                33%
101 Hudson                    27%
M&H                           11.7%
Innkeepers                    8.4%
Design Center                 8%
G&L                           7%
Insurance Co. of the West     4.9%
--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                          Property Type Diversification

                                                   Preliminary-Subject to Change

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Hotel          41%
Office         27%
Retail         20%
Medical Office 7%
Credit Lease   5%
--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                           Geographic Diversification

                                                   Preliminary-Subject to Change

     [THE FOLLOWING TABLE WAS REPRESENTED BY A MAP IN THE PRINTED MATERIAL]

State        Percent
-----        -------
AL              2%
CA             28%
CO              1%
FL             12%
GA              5%
IA              1%
IL              3%
IN              2%
KS              2%
MI              3%
MO              1%
NC              5%
NJ             28%
NY              1%
OH              3%
SC              2%
TN              1%
VA              1%
WI              1%

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                                                   Preliminary-Subject to Change

                                 The Securities

Public Securities:

                Ratings            Initial        Initial     Price/    Avg.        Mod.      Principal    DSCR         LTV
Class   S&P/ Moody's/Fitch/Duff    Balance        Coupon*     Spread    Life        Dur.        Window    Implied      Implied  Sub.
------------------------------------------------------------------------------------------------------------------------------------
  A-1A       AAA                 $119,615,861      6.94%                   5.35      4.19       4/1997 -     2.52        40%    31%
                                                   fixed                                         9/2006
------------------------------------------------------------------------------------------------------------------------------------
  A-1B       AAA                 $35,092,135       7.07%                   9.48      6.73        9/2006      2.52        40%    31%
                                                   fixed                                         1/2007
------------------------------------------------------------------------------------------------------------------------------------
  A-1C       AAA                $190,023,772       7.13%                   9.78      6.76        Bullet      2.52        40%    31%
                                                   fixed                                         1/2007
------------------------------------------------------------------------------------------------------------------------------------
  A-2        AA                  $29,976,675       7.14%                   9.78      6.81        Bullet      2.32        44%    25%
                                                   wac                                          1/2007
------------------------------------------------------------------------------------------------------------------------------------
  A-3        A                   $44,965,013       7.24%                   9.78      6.78        Bullet      2.07        49%    16%
                                                   wac                                          1/2007
------------------------------------------------------------------------------------------------------------------------------------
  A-4        BBB                 $39,968,900       7.41%                   9.81      6.74        1/2007      1.89        53%    8%
                                                   wac                                          3/2007
------------------------------------------------------------------------------------------------------------------------------------
  A-5        BBB-                $24,980,562       7.71%                   9.95      6.71        Bullet      1.79        56%    3%
                                                    wac                                          3/2007
------------------------------------------------------------------------------------------------------------------------------------
  CS-1       AAA/AAAr           $119,615,861       1.04%                   3.39c     2.92       4/1997 -
             Moody's, S&P      $6 mm Proceeds      wac                                          9/2006
------------------------------------------------------------------------------------------------------------------------------------
  CS-2       AAA/AAAr           $365,007,057       0.77%                   4.91c     4.14       4/1997 -
             Moody's, S&P     $21 mm Proceeds      wac                                          3/2007

------------------------------------------------------------------------------------------------------------------------------------
Private Securities:
  B-1        BB                  $14,987,341       7.99%                   9.95      6.36        Bullet      1.74        58%
             Fitch                                 wac                                           3/2007
------------------------------------------------------------------------------------------------------------------------------------

*  Coupon will be adjusted monthly for actual day count.

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                             MDVII - Bond Cash Flows

   [THE FOLLOWING TABLE WAS REPRESENTED BY BAR CHART IN THE PRINTED MATERIAL]

Date                AAA1         AAA2         AAA3           AA           A          BBB1           BBB2       BB
----                ----         ----         ----           --           -          ----           ----       --

4/2/97               --         --            --           --           --           --           --           --
3/13/98             8.72        --            --           --           --           --           --           --
3/13/99             9.46        --            --           --           --           --           --           --
3/13/00             10.16       --            --           --           --           --           --           --
3/13/01             11.13       --            --           --           --           --           --           --
3/13/02             12.07       --            --           --           --           --           --           --
3/13/03             13.1        --            --           --           --           --           --           --
3/13/04             14.12       --            --           --           --           --           --           --
3/13/05             15.41       --            --           --           --           --           --           --
3/13/06             16.72       --            --           --           --           --           --           --
3/13/07             8.71       35.09      190.02         29.98        44.97        39.97        24.98        14.99

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                          MDVII - Collateral Cash Flows

   [THE FOLLOWING TABLE WAS REPRESENTED BY BAR CHART IN THE PRINTED MATERIAL]

Date     Fairfield       Hudson       M&H Realty    Design Center    G&L II       Innkeepers      Insurance Co
3/11/97     3.18          2.77           0.48           0.53           0.4            0.82           0.54
3/11/99     3.46          3              0.52           0.58           0.43           0.89           0.58
3/11/00     3.73          3.22           0.55           0.61           0.46           0.96           0.62
3/11/01     4.1           3.52           0.6            0.67           0.51           1.05           0.68
3/11/02     4.46          3.81           0.65           0.72           0.56           1.14           0.73
3/11/03     4.86          4.13           0.7            0.78           0.61           1.24           0.79
3/11/04     5.25          4.45           0.75           0.83           0.66           1.34           0.85
3/11/05     5.75          4.84           0.82           0.9            0.72           1.46           0.92
3/11/06     6.26          5.24           0.88           0.97           0.79           1.59           0.99
3/11/07   123.77         99.54          52.34          33.3           29.65          31.51          18.59

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                                                   Preliminary-Subject to Change

                                    G&L Pool

                            Collateral:   4 Medical Office Properties
                               Balance:   $35,000,000
                                  DSCR:   1.50X
                                   LTV:   68%
                         Interest Rate:   8.49%
                Eff. Term/Amortization:   120/300
                            Prepayment:   100% Locked Out for Eff. Term
                   Wtd. Avg. Occupancy:   96%

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                                                   Preliminary-Subject to Change

                          Design Center of the Americas

                            Collateral:   Specialty Retail
                               Balance:   $40,000,000
                                  DSCR:   2.22X
                                   LTV:   41%
                         Interest Rate:   7.47%
                Eff. Term/Amortization:   120 / 300
                            Prepayment:   100% Locked Out for Eff Term
                             Occupancy:   98%

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                                                   Preliminary-Subject to Change

                          Insurance Company of the West

                            Collateral:   Credit Tenant Net Lease
                               Balance:   $25,277,000
                                  DSCR:   N/A
                                   LTV:   N/A
                         Interest Rate:   8.00%
                Eff. Term/Amortization:   120 / 240
                            Prepayment:   100% Locked Out for Eff Term
                             Occupancy:   100%

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                                                   Preliminary-Subject to Change

                                    M&H Pool

                            Collateral:   6 Crossed Anchored Retail Centers
                               Balance:   $58,400,000
                                   LTV:   49%
                                  DSCR:   1.84X
                         Interest Rate:   7.50%
                Eff. Term/Amortization:   120 / 360
                            Prepayment:   100 % Locked Out for Eff. Term
                           Wtd Avg Occ:   79%

--------------------------------------------------------------------------------
[LOGO] NOMURA                 Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                                                   Preliminary-Subject to Change

                                   101 Hudson

                            Collateral:   Class A Office Buliding
                               Balance:   $135,000,000
                                  DSCR:   1.65X
                                   LTV:   57%
                         Interest Rate:   7.92%
                Eff. Term/Amortization:   120 / 300
                            Prepayment:   100% Locked Out for Eff. Term
                    Wtd. Avg. Occ/ADR:    100%

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                                                   Preliminary-Subject to Change
                                   Innkeepers

                            Collateral:   9 Crossed Hotels
                               Balance:   $42,000,000
                                  DSCR:   2.19X
                                   LTV:   47%
                         Interest Rate:   8.15%
                Eff. Term/Amortization:   120 / 240
                            Prepayment:   100% Locked Out for Eff. Term
                     Wtd. Avg. Occ/ADR:   80% / $75.57

--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                                                   Preliminary-Subject to Change

                                 Fairfield Inns

                            Collateral:   50 Crossed Ltd Service Hotels
                               Balance:   $165,400,000
                                  DSCR:   1.62X
                                   LTV:   61%
                         Interest Rate:   8.40%
                Eff. Term/Amortization:   120 / 240
                            Prepayment:   100% Locked Out for Eff. Term
                     Wtd. Avg. Occ/ADR:   78% / $48.77


--------------------------------------------------------------------------------
 [LOGO] NOMURA                Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable, Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                               MD VII Properties

Loan Name                            Property Type       Secondary Type              Allocated Loan Amt
---------                            -------------       --------------              ------------------
G&L                                  Office              Medical Office                6,800,000
G&L                                  Office              Medical Office                6,200,000
G&L                                  Office              Medical Office                6,800,000
G&L                                  Office              Medical Office               15,200,000
Design Center of the Americas        Retail              NA                           40,000,000
Insurance Company of the West        Office              NA                           24,500,000
101 Hudson                           Office              NA                          135,000,000
M & H II                             Retail              Anchored                     34,014,273
M & H II                             Retail              Anchored                      6,173,456
M & H II                             Retail              Anchored                      5,624,184
M & H II                             Retail              Anchored                      4,969,988
M & H II                             Retail              Anchored                      4,337,580
M & H II                             Retail              Unanchored                    3,280,519
Fairfield Inns                       HOTEL               Ltd Service                   3,789,792
Fairfield Inns                       HOTEL               Ltd Service                   3,981,107
Fairfield Inns                       HOTEL               Ltd Service                   1,835,760
Fairfield Inns                       HOTEL               Ltd Service                   2,540,877
Fairfield Inns                       HOTEL               Ltd Service                   5,049,158
Fairfield Inns                       HOTEL               Ltd Service                   4,019,213
Fairfield Inns                       HOTEL               Ltd Service                   2,511,769
Fairfield Inns                       HOTEL               Ltd Service                   2,073,689
Fairfield Inns                       HOTEL               Ltd Service                   1,658,037
Fairfield Inns                       HOTEL               Ltd Service                   4,306,741
Fairfield Inns                       HOTEL               Ltd Service                   3,408,842
Fairfield Inns                       HOTEL               Ltd Service                   3,677,723
Fairfield Inns                       HOTEL               Ltd Service                   3,934,191
Fairfield Inns                       HOTEL               Ltd Service                   3,828,511
Fairfield Inns                       HOTEL               Ltd Service                   2,469,719
Fairfield Inns                       HOTEL               Ltd Service                   3,678,576
Fairfield Inns                       HOTEL               Ltd Service                   3,098,537
Fairfield Inns                       HOTEL               Ltd Service                   3,698,611
Fairfield Inns                       HOTEL               Ltd Service                   3,477,773
Fairfield Inns                       HOTEL               Ltd Service                   3,463,432
Fairfield Inns                       HOTEL               Ltd Service                   4,367,954
Fairfield Inns                       HOTEL               Ltd Service                   3,676,510
Fairfield Inns                       HOTEL               Ltd Service                   4,007,888

Loan Name                        Property Name                        Address                      City      State  Zip   # of Units
---------                        -------------                        -------                      ----      -----  ----  ----------
G&L                           Friendly Hills Healthcare Building  12701 Schabarum Avenue         Irwindale      CA  91706     47,604
G&L                           Sherman Oaks Medical Plaza          4955 Van Nuys Blvd.            Sherman Oaks   CA  91403     69,326
G&L                           Regents Medical Center              4150 Regents Row Park          La Jolla       CA  92037     65,906
G&L                           North Bedford                       436 North Bedford Drive        Beverly Hills  CA  90210     78,944
Design Center of the Americas Design Center of the Americas       1855 Griffin Road              Dania          FL  33004    554,273
Insurance Company of the West Insurance Compnay of the West       11455 El Camino Real           San Diego      CA           192,090
101 Hudson                    101 Hudson                          101 Hudson                     Jersey City    NJ         1,214,870
M & H II                      Westgate Mall                       1600 Saratoga Avenue           San Jose       CA           665,461
M & H II                      The Promenade                       3501 McHenry Avenue            Modesto        CA           119,175
M & H II                      County Hills Town Center            2700-2800 Diamond Bar Blvd.    Diamond        CA           164,338
M & H II                      Lincoln Park Center                 8888 Knott Avenue              Buena Park     CA           144,076
M & H II                      Mission Square                      1018-1068 Mission Avenue       Oceanside      CA           191,673
M & H II                      Plaza La Quinta                     78267 Highway 111              La Quinta      CA           114,483
Fairfield Inns                Fairfield - Birmingham              155 Vulcan Rd.                 Homewood       AL  35209        132
Fairfield Inns                Fairfield - Montgomery              5601 Carmichael Rd.            Montgomery     AL  36117        133
Fairfield Inns                Fairfield - Buena Park              7032 Orangethorpe Ave.         Buena Park     CA  90621        135
Fairfield Inns                Fairfield - Placentia               710 W. Kimberly Ave.           Placentia      CA  92670        135
Fairfield Inns                Fairfield - Miami-West              3959 NW 79th Ave.              Miami          FL  33166        135
Fairfield Inns                Fairfield - Gainesville             6901 NW 4th Blvd.              Gainesville    FL  32607        135
Fairfield Inns                Fairfield - Orlando-Int'l           8342 Jamaican Ct.              Orlando        FL  32819        135
Fairfield Inns                Fairfield - Orlando-South           1850 Landstreet Rd.            Orlando        FL  32809        132
Fairfield Inns                Fairfield - Atlanta-Airport         2451 Old National Pkwy.        College Park   GA  30349        132
Fairfield Inns                Fairfield - Atlanta-Gwinnett        3500 Ventrue Pkwy.             Duluth         GA  30136        135
Fairfield Inns                Fairfield - Atlanta-Northlake       2155 Ranchwood Dr.             Atlanta        GA  30345        133
Fairfield Inns                Fairfield - Atlanta-Northwest       2191 NW Pkwy.                  Marietta       GA  30067        130
Fairfield Inns                Fairfield - Atlanta-Peachtree       6650 Bay Circle Dr.            Norcross       GA  30071        135
Fairfield Inns                Fairfield - Atlanta-Southlake       1599 Adamson Pkwy.             Morrow         GA  30260        134
Fairfield Inns                Fairfield - Savannah                2 Lee Blvd.                    Savannah       GA  31405        135
Fairfield Inns                Fairfield - Bloomington             202 Landmark Dr.               Normal         IL  61761        128
Fairfield Inns                Fairfield - Chicago                 17301 Oak Ave.                 Lansing        IL  60438        135
Fairfield Inns                Fairfield - Peoria                  4203 N. War Memorial Dr.       Peoria         IL  61614        135
Fairfield Inns                Fairfield - Rockford                7712 Potawatomi Trail          Rockford       IL  61107        135
Fairfield Inns                Fairfield - Indianapolis-Castle     8325 Bash Rd.                  Indianapolis   IN  46250        131
Fairfield Inns                Fairfield - Indianapolis-Coll.      9251 Wesleyan Rd.              Indianapolis   IN  46250        131
Fairfield Inns                Fairfield - Des Moines              1600114th St.                  Clive          IA  50322        135
Fairfield Inns                Fairfield - KC-Overland Pk          4401 W. 107th St.              Overland Park  KS  66207        134

--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not
                              include all relevant information relating to the
                              securities and collateral described herein,
                              particularly with respect to the risks and special
                              considerations associated with an investment in
                              such securities. All structure and collateral
                              information contained herein is preliminary and it
                              is anticipated that such information will change.
                              Any information contained herein will be more
                              fully described in, and will be fully superseded
                              by, the description of the collateral and
                              structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in
                              this Structural and Collateral Term Sheet is based
                              on sources which Nomura Securities International,
                              Inc. ("Nomura") believes to be reliable. Nomura
                              makes no representation or warranty that such
                              information is accurate or complete. Such
                              information should not be viewed as projections,
                              forecasts, predictions or opinions with respect to
                              value, the actual rate or timing of principal
                              payments or prepayments on the underlying assets
                              or the performance characteristics of the
                              securities. Nomura and its affiliates may in the
                              future have a position in the securities discussed
                              herein and may purchase or sell the same on a
                              principal basis or as agent for another person. In
                              addition, Nomura may act as an underwriter of such
                              securities, and Nomura and certain of its
                              affiliates may currently be providing investment
                              banking and other services to the issuer of such
                              securities and the borrowers described herein and
                              their affiliates. Prior to making any investment
                              decision, a prospective investor shall receive and
                              fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
--------------------------------------------------------------------------------

                               MD VII Properties

Loan Name                            Property Type       Secondary Type              Allocated Loan Amt
---------                            -------------       --------------              ------------------
Fairfield Inns                       HOTEL               Ltd Service                   4,690,748
Fairfield Inns                       HOTEL               Ltd Service                   3,119,399
Fairfield Inns                       HOTEL               Ltd Service                   2,564,831
Fairfield Inns                       HOTEL               Ltd Service                   2,842,791
Fairfield Inns                       HOTEL               Ltd Service                   2,062,208
Fairfield Inns                       HOTEL               Ltd Service                   2,601,152
Fairfield Inns                       HOTEL               Ltd Service                   2,799,518
Fairfield Inns                       HOTEL               Ltd Service                   2,768,513
Fairfield Inns                       HOTEL               Ltd Service                   2,697,226
Fairfield Inns                       HOTEL               Ltd Service                   2,652,309
Fairfield Inns                       HOTEL               Ltd Service                   4,039,931
Fairfield Inns                       HOTEL               Ltd Service                   4,232,161
Fairfield Inns                       HOTEL               Ltd Service                   2,700,000
Fairfield Inns                       HOTEL               Ltd Service                   4,017,519
Fairfield Inns                       HOTEL               Ltd Service                   5,230,344
Fairfield Inns                       HOTEL               Ltd Service                   3,726,869
Fairfield Inns                       HOTEL               Ltd Service                   2,357,095
Fairfield Inns                       HOTEL               Ltd Service                   2,547,887
Fairfield Inns                       HOTEL               Ltd Service                   4,504,169
Fairfield Inns                       HOTEL               Ltd Service                   3,725,005
Fairfield Inns                       HOTEL               Ltd Service                   3,708,840
Fairfield Inns                       HOTEL               Ltd Service                   2,713,975
Fairfield Inns                       HOTEL               Ltd Service                   3,121,297
Fairfield Inns                       HOTEL               Ltd Service                   2,763,671
Fairfield Inns                       HOTEL               Ltd Service                   2,166,621
Fairfield Inns                       HOTEL               Ltd Service                   2,825,957
Fairfield Inns                       HOTEL               Ltd Service                   3,665,554
Innkeepers                           HOTEL               Ltd Service                   2,959,795
Innkeepers                           HOTEL               Ext Stay                     17,804,517
Innkeepers                           HOTEL               Ext Stay                      2,461,412
Innkeepers                           HOTEL               Ltd Service                   4,380,524
Innkeepers                           HOTEL               Ext Stay                      4,095,738
Innkeepers                           HOTEL               Ext Stay                      5,583,879
Innkeepers                           HOTEL               Ext Stay                      1,980,032
Innkeepers                           HOTEL               Ltd Service                   2,734,103
                                     Total:                                          500,300,000
Loan Name                        Property Name                        Address                      City      State  Zip   # of Units
---------                        -------------                        -------                      ----      -----  ----  ----------
Fairfield Inns                Fairfield - KC-West                 6601 Frpmtage Rd.              Merriam        KS  66202        135
Fairfield Inns                Fairfield - Auburn Hills            1294 Opdyke Rd.                Auburn Hills   MI  48326        134
Fairfield Inns                Fairfield - Detroit-Airport         31119 Flynn Dr.                Romulus        MI  48174        132
Fairfield Inns                Fairfield - Detroit-Madison         32800 Stephenson Hwy.          Madison HeightsMI  48071        134
Fairfield Inns                Fairfield - Detroit-Warren          7454 Convention Blvd.          Warren         MI  48093        132
Fairfield Inns                Fairfield - Detroit-West            5700 Haggerty Rd.              Canton         MI  48187        133
Fairfield Inns                Fairfield - Kalamazoo               3800 E. Cork St.               Kalamazoo      MI  49001        133
Fairfield Inns                Fairfield - St. Louis               9079 Dunn Rd.                  Hazelwood      MO  63042        135
Fairfield Inns                Fairfield - Charlotte-Airport       3400 South I-85 Service Rd.    Charlotte      NC  28208        135
Fairfield Inns                Fairfield - Charlotte-North         5415 N. I-85 Service Rd.       Charlotte      NC  28213        133
Fairfield Inns                Fairfield - Durham                  3710 Hillsborough Rd.          Durham         NC  27705        135
Fairfield Inns                Fairfield - Fayetteville            562 Cross Creek Mall           Fayetteville   NC  28303        135
Fairfield Inns                Fairfield - Raleigh                 2641 Appliance Ct.             Raleigh        NC  27604        132
Fairfield Inns                Fairfield - Greensboro              2003 Athena Ct.                Greensboro     NC  27407        135
Fairfield Inns                Fairfield - Wilmington              306 S. College Rd.             Wilmington     NC  28403        134
Fairfield Inns                Fairfield - Cleveland               16644 Snow Rd.                 Brook Park     OH  44142        135
Fairfield Inns                Fairfield - Columbus                887 Morse Rd.                  Columbus       OH  43229        135
Fairfield Inns                Fairfield - Dayton                  6960 Miller Ln.                Dayton         OH  45414        135
Fairfield Inns                Fairfield - Toledo-Airport          1401 E. Mall Dr.               Holland        OH  43528        135
Fairfield Inns                Fairfield - Florence                140 Dunbarton Dr.              Florence       SC  29501        134
Fairfield Inns                Fairfield - Greenville              60 Roper Mountain Rd.          Greenville     SC  29607        132
Fairfield Inns                Fairfield - Hilton Head             9 Marina Side Dr.              Hilton Head    SC  29928        120
Fairfield Inns                Fairfield - Johnson City            207 E. Mountcastle Dr.         Johnson City   TN  37601        132
Fairfield Inns                Fairfield - Hampton                 1905 Coliseum Dr.              Hampton        VA  23666        134
Fairfield Inns                Fairfield - Virginia Beach          4760 Euclid Rd.                Virginia Beach VA  23462        134
Fairfield Inns                Fairfield - Madison                 4765 Hayes Rd.                 Madison        WI  53704        134
Fairfield Inns                Fairfield - Milwaukee               20150 W. Blue Mound Rd.        Waukesha       WI  53186        135
Innkeepers                    Hampton Inn - Naples                3210 Tamiami Trail North       Naples         FL  34103        107
Innkeepers                    Residence Inn - Sunnyvale           750 Lake Way Street            Sunnyvale      CA               231
Innkeepers                    Residence Inn - Binghampton         4610 Vestal Parkway            Binghampton    NY  13850         72
Innkeepers                    Hampton Inn - Islandia              1600 Vetrans Memorial Hwy.     Islandia       NY  11722        121
Innkeepers                    Residence Inn - Cherry Hill         1821 Old Cuthbert Road         Cherry Hill    NJ                96
Innkeepers                    Residence Inn - Denver              2777 Zuni Street               Denver         CO  80211        156
Innkeepers                    Residence Inn - Wichita             411 South Webb Road            Wichita        KS  67213         64
Innkeepers                    Hamton Inn - Tallahassee            3210 North Monroe Street       Tallahassee    FL  32303         93

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      [LOGO] NOMURA          Prospective investors are advised to carefully
  2/21/97 DIRECT.DOC          read, and should rely solely on, the final
      _______S-24             prospectus and prospectus supplement (the "Final
      _______S-8              Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
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